Exhibit 10.1
AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

    This AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (this “Amendment”) is made as of July 21, 2025 by and between Bausch + Lomb Corporation, a Canadian corporation (the “Company”), and Brenton L. Saunders, an individual (“Executive”).

    WHEREAS, the Company and Executive entered into an Employment Agreement, dated as of February 14, 2023 (the “Agreement”), and desire to amend the Agreement through this Amendment, effective as of the date hereof. Capitalized terms used herein but not defined shall have the respective meanings ascribed to such terms in the Agreement; and

WHEREAS, in connection with, and in consideration for, the modifications being made to the Employment Agreement pursuant to this Amendment, the Company and Executive are simultaneously agreeing to an amendment and restatement of the award agreement governing Executive’s award of LPSUs, on the terms and conditions set forth therein.

    NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the Parties, the Company and Executive hereby agree as follows:

1.AMENDMENTS
(a)Section 6(e)(4) of the Agreement is hereby deleted in its entirety.

(b)Section 8(d)(5) of the Agreement is hereby deleted in its entirety and replaced with the following:

“With respect to the New Hire Awards only, (i) the Options and RSUs shall vest in full and the Options shall remain exercisable for the remainder of their term, and (ii) a number of earned LPSUs (as determined in accordance with the terms of the applicable award agreement governing such LPSUs) shall vest, in each case in accordance with, and subject to, the terms of the award agreements applicable to the New Hire Awards, which shall govern the New Hire Awards.”

2.EFFECTIVENESS OF AMENDMENT; COUNTERPARTS

This Amendment shall become effective on the date hereof. Except as expressly amended by the terms of this Amendment, the Agreement shall remain in full force and effect in accordance with its existing terms. This Amendment may be executed by electronic transmission (i.e., facsimile or electronically transmitted portable document (PDF) or DocuSign or similar electronic signature) and in counterparts any one of which need not contain the signature of more than one Party, but all such counterparts taken together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

THE COMPANY:
BAUSCH + LOMB CORPORATION
By: /s/Asli Gevgilili
Name: Asli Gevgilili
Title: Executive Vice President, CHRO

EXECUTIVE:
/s/Brenton L. Saunders
Brenton L. Saunders